                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

            WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of l933, as amended, a registration statement or registration statements with respect to the issuance of up to 2,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Retirement Savings Plan; and

            WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

            NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of February, 1998.

                                    By: /s/ Paul A. Allaire
                                    Name: Paul A. Allaire
                                    Title: Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

            WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of l933, as amended, a registration statement or registration statements with respect to the issuance of up to 2,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Retirement Savings Plan; and

            WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

            NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of February, 1998.

                                    By: /s/ Carla A. Hills
                                    Name: Carla A. Hills
                                    Title: Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

            WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of l933, as amended, a registration statement or registration statements with respect to the issuance of up to 2,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Retirement Savings Plan; and

            WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

            NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of February, 1998.

                                    By: /s/ Drew Lewis
                                    Name: Drew Lewis
                                    Title: Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

            WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of l933, as amended, a registration statement or registration statements with respect to the issuance of up to 2,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Retirement Savings Plan; and

            WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

            NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of February, 1998.

                                    By: /s/ Richard A. McGinn
                                    Name: Richard A. McGinn
                                    Title: Chief Executive Officer
                                           and Chairman of the Board

                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

            WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of l933, as amended, a registration statement or registration statements with respect to the issuance of up to 2,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Retirement Savings Plan; and

            WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

            NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of February, 1998.

                                    By: /s/ Paul H. O'Neill
                                    Name: Paul H. O'Neill
                                    Title: Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

            WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of l933, as amended, a registration statement or registration statements with respect to the issuance of up to 2,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Retirement Savings Plan; and

            WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

            NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of February, 1998.

                                    By: /s/ Donald S. Perkins
                                    Name: Donald S. Perkins
                                    Title: Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

            WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of l933, as amended, a registration statement or registration statements with respect to the issuance of up to 2,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Retirement Savings Plan; and

            WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

            NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of February, 1998.

                                    By: /s/ Henry B. Schacht
                                    Name: Henry B. Schacht
                                    Title: Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

            WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of l933, as amended, a registration statement or registration statements with respect to the issuance of up to 2,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Retirement Savings Plan; and

            WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

            NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of February, 1998.

                                    By: /s/ Franklin A. Thomas
                                    Name: Franklin A. Thomas
                                    Title: Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

            WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of l933, as amended, a registration statement or registration statements with respect to the issuance of up to 2,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Retirement Savings Plan; and

            WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

            NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of February, 1998.

                                    By: /s/ John A. Young
                                    Name: John A. Young
                                    Title: Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

            WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of l933, as amended, a registration statement or registration statements with respect to the issuance of up to 2,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Retirement Savings Plan; and

            WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

            NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of February, 1998.

                                    By: /s/ Donald K. Peterson
                                    Name: Donald K. Peterson
                                    Title: Executive Vice President
                                           and Chief Financial Officer

                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

            WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of l933, as amended, a registration statement or registration statements with respect to the issuance of up to 2,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Retirement Savings Plan; and

            WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

            NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of February, 1998.

                                    By: /s/ James S. Lusk
                                    Name: James S. Lusk
                                    Title: Vice President and
                                           Controller